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                                                                    EXHIBIT 10.8

                                 BANCO POPULAR

                             ANNUAL INCENTIVE PLAN
                                PRESIDENT & CEO


In line with the Strategic Plan, the Board of Directors of Banco Popular approved an Annual Incentive Plan for the President and CEO, as follows:


Annual Incentive Plan
---------------------

Incentive Bonus will be granted based on the financial results of Popular, Inc. according to the following table:


                                                       % of Salary
                                                       -------------
                                                       Bonus Awarded
                                                       -------------
    -     Net Income After Tax                          (Pro-rated)
          --------------------                         -------------

          Budget                                                 15%
          105% of Budget                                         20%
          Over 105% of Budget                                    25%



    -     ROE Incentive
          -------------

          15.00%                                                 10%
          15.50%                                                 15%
          16.00%                                                 20%
          16.50%                                                 25%
          17.00%+                                                30%




    - In addition, the Incentive Bonus may be increased by 25% when shareholder returns exceed 20% annually on a rolling three-year basis. Total Shareholder Returns represents the compounded annual yield of the stock, considering the market appreciation, dividends received and dividend reinvested.


If no less than 95% of the Budget is achieved, the Human Resources and Compensation Committees shall consider the President and CEO's personal efforts, outside factors, economic situation and unanticipated conditions and may recommend awarding a percentage of the Incentive that shall not be less than 5.00% nor more than 15.00% of salary.


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                                 BANCO POPULAR
                            ANNUAL COMPENSATION PLAN
                           SENIOR MANAGEMENT COUNCIL

In line with the Strategic Plan, the Board of Directors of Banco Popular has to approve a Senior Management Council Salary and Annual Incentive Program as follows:

PARTICIPANTS:

Senior Executive Vice President and Executive Vice President reports directly to the President subject to annual confirmation by the Board of Directors. The participants are:




SALARY INCREASES:

Salary increases will be based on two components: Team Performance and Individual Review. The parameter for Team Performance is based on the financial results of Popular, Inc.

NET INCOME AFTER TAX             TEAM INCREASE              INDIVIDUAL REVIEW                TOTAL POTENTIAL INCREASE
--------------------             -------------              -----------------                ------------------------
Under Budget                          0%                          0-4%                                0-4%
Budget                                4%                          0-8%                                4-12%
105% of budget                        5%                          0-10%                               5-15%
110% of budget                        6%                          0-12%                               6-18%
Over 100% of budget                   7%                          0-14%                               7-21%


ANNUAL INCENTIVE PLAN:

Incentive Bonus will be granted based on the financial results of Popular, Inc. according to the following table:

                                                    % OF SALARY
                                                   BONUS AWARDED
NET INCOME AFTER TAX                                (PRO-RATED)
--------------------                               -------------
Budget                                                 15%
105% of Budget                                         20%
Over 105% of Budget                                    25%


ROE INCENTIVE
-------------
15.00%                                                 10%
15.50%                                                 15%
16.00%                                                 20%
16.50%                                                 25%
17.00%+                                                30%

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     In addition, the Incentive Bonus may be increased by 25% when shareholder returns exceed 20% annually on a rolling three-year basis. Total Shareholder Returns represents the compounded annual yield of the stock, considering the market appreciation, dividends received and dividend reinvested.

If no less than 95% of the Budget is achieved, the Human Resources and compensation Committees shall meet with the Corporation's President and CEO to consider the SMC's personal efforts, outside factors, economic situation and unanticipated conditions and may recommend awarding a percentage of the Incentive that shall not be less than 5.00% nor more than 15.00% of salary.


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                          Banco Popular de Puerto Rico
                                  (The "Bank")
                            Administrative Committee

                              MANAGEMENT INCENTIVE
                              --------------------

     The incentive bonus will be granted based on the achievement of individuals and financial goals, established in the following components:

I.   FINANCIAL GOALS

          BASED ON NET INCOME BUDGETED FOR THE BANK

                                      % OF ANNUAL SALARY
                                      ------------------
               100% of Budget                 5.0%
               105% of Budget                 7.5%
               over 105%                     10.0%


          RETURN ON EQUITY OF POPULAR, INC.

               15.00%                         1.0%
               15.50%                         2.0%
               16.00%                         3.0%
               16.50%                         4.0%
               17.00%                         5.0%


          RETURN OF POPULAR, INC.'S SHAREHOLDERS

     The incentive achieved with the first two components may be increased by 25% when shareholders returns exceed 20% annually on a rolling three-year basis. Total Shareholders Returns represents the compounded annual yield of the stock, considering the market appreciation, dividends received and dividend reinvested.


          MAXIMUM OF THE INCENTIVE BY FINANCIAL GOALS

     The incentive achieved with the first three components should not exceed 15% of the basic salary.

II.  INDIVIDUALS GOALS

     The incentive for the achievement of individuals goals will be from 0 up to 15% of the annual basic salary. Nevertheless, to participate in this annual incentive, the Bank should achieve the budgeted financial goals and the participant should achieve 75% of the individuals goals.

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                          Banco Popular de Puerto Rico
                                  (The "Bank")
                            Human Resources Division

                      Managers of Departments and Branches

                              Management Incentive
                              --------------------


         The incentive bonus will be granted based on individuals and financials goals, established in the following components:

I. FINANCIAL GOALS

         BASED ON NET INCOME BUDGETED FOR THE BANK

                                                 % OF ANNUAL BASIC SALARY
                                                 ------------------------
                     100% of Budget                         2%
                     105% of Budget                         4%
                     over 105%                              6%

II. INDIVIDUALS GOALS

         The incentive for the achievement of the individuals goals will be from 0 up to 15% of the annual basic salary. Nevertheless, to participate in this annual incentive, the Bank should achieve its budgeted financial goals and the participant should achieve not less than 75% of the individuals goals.


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